NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated June 25, 2012
to the Prospectus dated February 29, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective August 1, 2012, the following changes to the Prospectus will be implemented:

1.
The list of investors who are eligible to purchase Institutional Service Class shares, under the heading “Institutional Service Class Shares” on page 19 of the Prospectus, is supplemented with the following:

•	current holders of Institutional Service Class shares of any Nationwide Fund.

2.	The list of investors who are eligible to purchase Institutional Class shares, under the heading “Institutional Class Shares” on page 20 of the Prospectus, is supplemented with the following:
•	current holders of Institutional Class shares of any Nationwide Fund.

3.	The following modifies the information found on page 24 of the Prospectus under the heading “Exchanging Shares":

No minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares, as applicable, had been designated as Class D shares at the close of business on July 31, 2012.

4.	The Fund may, under circumstances it deems to be appropriate, accept cashier’s checks for the purchase of shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.